SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   April 21, 2004

ELDORADO RESORTS LLC

ELDORADO CAPITAL CORP.

(Exact names of registrants as specified in their charters)

Nevada Nevada	333-11811	88-0115550 88-0367075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 North Virginia Street, Reno, Nevada		89501
(Address of Principal Executive Offices)		Zip Code

Registrants’ telephone number, including area code   (775) 786-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION INCLUDED IN THIS REPORT

Item 5.  Other Events and Regulation FD Disclosure.

This report is being filed solely for the purpose of filing the press release included as an exhibit to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

The following exhibit is filed as part of this report.

Exhibit Number	Description

99.	Press Release dated April 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

ELDORADO RESORTS LLC

April 21, 2004	By	/S/ Donald L. Carano

Donald L. Carano,

Chief Executive Officer, President

and Presiding Manager

ELDORADO CAPITAL CORP.

April 21, 2004	By	/S/ Donald L. Carano

Donald L. Carano,

President

EXHIBIT INDEX

Exhibit Number	Description

99.	Press Release dated April 20, 2004.